Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

GMO Opportunistic Income Fund

Supplement dated February 22, 2023 to the

Summary Prospectus dated June 30, 2022

Ben Nabet serves as a portfolio manager of GMO Opportunistic Income Fund.

The section appearing on page 5 of the Summary Prospectus captioned “Management of the Fund” is replaced in its entirety with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Structured Products	Joe Auth (since 2015)	Portfolio Manager, Structured Products Team, GMO.
Structured Products	Ben Nabet (since February 2023)	Portfolio Manager, Structured Products Team, GMO.